EXHIBIT 10.08

Google

Google Services Agreement ORDER FORM

CUSTOMER (FULL LEGAL NAME): Shopping.com UK Limited		GSA Effective Date: Dec. 7, 2004	NDA Effective Date: 15 November 2004
	corporate contact information:	**billing contact information:**	**legal notices to:**
attention:	Steven Glanz	Linda Adams-Avonyo	Steven Glanz
title:	Director Business Development	Office Manager	Director Business Development
address, city, area, postal code, country:	Greater London House Lower Ground Floor Hampstead Road London NW1 7TZ	Greater London House Lower Ground Floor Hampstead Road London NW1 7TZ	Greater London House Lower Ground Floor Hampstead Road London NW1 7TZ
phone:	+ 44 207 255 4695	+ 44 207 4690	+ 44 207 255 4695
fax:	+ 44 207 387 2112	+ 44 207 387 2112	+ 44 207 387 2112
email:	sglanz@shopping.com	lavonyo@shopping.com	sglanz@shopping.com
technical contact:	name: Laurent Gibb	email:lgibb@shopping.com	tel: + 44 207 255 4699

VAT/tax number: *****

Order Form Effective Date: Dec. 7, 2004

ADSENSE SERVICES

optional AdSense for Search features: (check the applicable boxes) ☐ **AdSafe** **level:** ☐ **high** ☐ **medium** ☐ **low**

Legal Dept KW Google

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT 10.08

Google

Google Inc.

1600 Amphitheatre Parkway

Mountain View, CA 94043

Tel: (650) 623-4000

Fax: (650) 618-1499

Google Services Agreement

ORDER FORM

Google SPD rep: Ned Walley

Google SPD director: Simon Edelstyn

Google sales engineer: Richard Ashley

Google legal contact: Karima Noren

CUSTOMER (FULL LEGAL NAME):

Shopping.com UK Limited

GSA Effective Date:

Dec. 7, 2004

NDA Effective Date:

15 November 2004

attention:

title:

address, city, area, postal code, country:

phone:

fax:

email:

technical contact:

corporate contact information:

Stevan Glanz

Director Business Development

Greater London House

Lower Ground Floor

Hampstead Road

London NW1 7TZ

+ 44 207 255 4695

+ 44 207 387 2112

sglanz@shopping.com

name: Laurent Gibb

billing contact information:

Linda Adams-Avonyo

Office Manager

Greater London House

Lower Ground Floor

Hampstead Road

London NW1 7TZ

+ 44 207 4690

+ 44 207 387 2112

lavonyo@shopping.com

email:lgibb@shopping.com

legal notice to:

Steven Glanz

Director Business Development

Greater London House

Lower Ground Floor

Hampstead Road

London NW1 7TZ

+ 44 207 255 4695

+ 44 207 387 2112

sglanz@shopping.com

tel: + 44 207 255 4699

customer wire transfer info (if applicable):

Netwest plc

City of London Office

PO Box 12258

1 Princes Street

London EC2R 8PA

Bank Account No. 90355547

Bank Sort Code: 600001

VAT/tax number : 760995881

Order Form Effective Date:

Dec. 7, 2004

Initial Service Term: From the Order Form Effective Date to 30 November 2006

ADSENSES SERVICES

ADSENSE FOR SEARCH

AdSense for Search Site: www.dealtime.co.uk, www.uk.shopping.com and other URLs listed in Exhibit I. Additional URLs may be added by Customer subject to Google’s prior written approval, which approval shall not be unreasonably withheld.

Net AdSense for Search Revenues percentage (%) to Customer

89%

specifications

Ads/Results Page min. # 5 wide format # 5; narrow format# 0 Below-the-fold: yes AdWords link size: as per applicable Exhibits optional AdSense for Search features: AdSafe

(check the applicable boxes) level: high medium low

to be completed by Google Finance

Customer PO #:

Credit check complete

currency:

US dollar

Euros

other:

Local Dept.

Google

***** Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

This Order Form may be executed in counterparts, including facsimile counterparts.

Google Inc.:		Customer: Shopping.com UK Limited

By:	/s/ Joan Braddi	By:	/s/ Ehud Furman
Print name:	Joan Braddi	Print name:	Ehud Furman

Title:	VP, Search Services	Title:	MD, Shopping.com Europe

Date:	12.7.04	Date:	1/12/04

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

[GOOGLE LOGO]

GSA Order Form Terms and Conditions

“GSA” means the ‘Google Services Agreement’ entered into between Google and Customer with the ‘GSA Effective Date’ stated on this Order Form above.

This Order Form (including any special terms and conditions stated in it) shall be governed by and incorporates by reference the GSA and all defined terms used in this Order Form have the same meaning as in the GSA unless this Order Form expressly states otherwise.

In the event of any conflict between any special terms and conditions set out in this Order Form and the GSA, the special terms and conditions set out in this Order Form will take precedence.

Unless otherwise agreed between the parties in writing, Customer’s implementation of the applicable Services shall be in all material respects in the form set out in Exhibits A to F to this Order Format. Should Customer desire to deviate from the user interface set forth in Exhibits A to F, Customer will submit mockups of such new user interface for approval by Google, which approval shall not be unreasonably withheld.

SPECIAL TERMS AND CONDITIONS

1.	Competitive Domains

Google shall use reasonable endeavours to block AdSense for Search Sets from the URLs listed in Exhibit G from appearing on the AdSense for Search Site. Subject to Google’s prior written consent (such consent not be unreasonably withheld), Exhibit G may be updated by Customer from time to time.

2.	Service Level Agreement

For each Valid Query received by Google from Customer, Google shall (where available) provide an AdSense for Search Set. Upon receiving an AdSense for Search Set in response to a Valid Query provided in accordance with the Service Level Agreement attached hereto as Exhibit H (the “SLA”) Customer shall display all AdSense for Search Sets without any Google brand attribution and provided further that in the event of third party connectivity issues, for which Google, shall not have any responsibility or liability, prevents Customer from receiving an AdSense for Search Set within ***** after Google’s processing of a Valid Query, then Customer shall not be obliged to display the AdSense for Search Set transmitted.

3.	Additional Termination Rights

Notwithstanding clause 14 of the GSA, Customer may terminate this Agreement with effect on 31 October 2005 by giving at least thirty (30) days prior written notice of such termination to Google.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

2

4.	Net AdSense for Search Revenue Percentage

4.1	Subject to Google providing Customer with the *****, any ***** shall, unless Google, in its sole discretion determines otherwise, be incurred by the Customer in the manner set out in the GSA.

4.2	Customer may, after *****, terminate this Agreement by giving at least thirty (30) days prior written notice to Google (the “Notice of Termination”) provided that:

(a)	termination cannot become effective before the end of the 90 days period from the date of the *****; and

(b)	the right to ***** expires at the ***** from the date on which Customer is ***** for a complete calendar month.

4.3	Google shall provide such information as generally made available by Google to its partners in relation to the *****.

5.	Google Branding

5.1	Customer may at its discretion include Google Brand Features on the AdSense for Search Site (excluding the Co-Branded AdSense for Search Site).

5.2	Customer shall not include any Google Brand Features whatsoever on the Co-Branded AdSense for Search Site.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

3

EXHIBIT A

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT B

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT C

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT D

DealTime.co.uk
by Shopping.com

Appliances | Books | Cars | Clothing | Computers | Electronics | Finance | Gambling | Wine & Gifts | Health & Beauty
Home & Garden | Jewellery | Mobiles | Movies | Music | Office | Software | Sports | Toys | Travel | Video Games

Search for: [ ] in MP3 and Digital Media Players

Back to: Electronics > Portable Electronics > MP3 and Digital Media Players

Apple iPod Third Gen. (15 GB, MAC/PC M9460LL/A) MP3 Player : Compare Prices

★★★★☆

If you're looking for a smooth MP3 player with a huge storage capacity, then you're looking for the Apple iPod. Sporting a slim design, the iPod features a FireWire interface for blazing downloads--you'll need the speed to fill up the huge, 15GB har Full Description >

Features: 15 GB, 5.6 oz., Audio Files: AIFF, MP3 VBR, AAC, WAV, MP3, Display Size: 2 inch Full Spec >

We found 4 matches at 4 stores

Sort by: Store Name	Sort by: Store Rating	Sort by: Price	Availability/Notes	
Apple Store	Review this store	£150.00	• Amazing refurb offer - free...	Apple Store or call
Micro Anvika	★★★★★			Micro Anvika or call
BT	★★★★★	£199.99	•	www.bt.com/shop
	★★★★★	£238.00	•	

Fold (800x600)

Featured Resources

Ipod 15gb
Now only £229.99. In stock Free next day delivery
www.bt.com

Apple Mac - Latest Offers
See the latest offers on Macs & accessories from Apple. all
www.apple.co.uk

Wireless Media Players
Soundbridge & Squeeze Box Media Players

Compare Apple iPod prices
Find the latest deals for the iPod in the UK. Special offers available
www.ukoffer.com/ipod

DMC 500 60GB MP3 Player
$299 Act Now For Free Shipping Voice/FM recorder & Direct Encoding
www.DigMind.Com

5 Wide Google AFS Ads

Product Description

If you're looking for a smooth MP3 player with a huge storage capacity, then you're looking for the Apple iPod. Sporting a slim design, the iPod features a FireWire interface for blazing downloads--you'll need the speed to fill up the huge, 15GB hard drive. Store everything from songs to contacts to schedules. This item is reconditioned. Look to Overstock.com for the hottest deals on the coolest digital electronics. Features include: 15GB storage capacity (up to 3700 songs) MP3/AAC/WAV/MP3 VBR/Audible (6)/ AIFF format support FireWire and USB 2.0 interface Mac/Windows compatible 2-inch backlit LCD Lithium polymer battery Over 8-hour battery life Up to 25-minute skip protection 5.6 oz. Accessories include: Earbud headphones Fire Wire Cable AC adapter This reconditioned item has been thoroughly inspected, tested, and repaired by a service center. This item is in perfect working order and comes with all of the accessories needed to function properly.

Copyright © 2000-2004 Shopping.com UK Ltd.

Prices are provided by the merchants. We assume no responsibility for accuracy of price information provided by merchants. However, we gladly field inquiries about pricing discrepancies and will bring them to the attention of the merchant in question.

Product specifications are obtained from third parties, and while we make every effort to assure the accuracy of product information, we do not assume any liability for inaccuracies. Please bring any product information discrepancies to our attention.

Legal Dept

Google Confidential
European GSA Order Form v4.0 16 August 2004
Execution Copy - 30 November 2004

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT E

DealTime.co.uk
Appliances
Books
Cars
Clothing
Computers
Electronics
Finance
Gambling
Wine & Gifts
Health & Beauty
Home & Garden
Jewellery
Mobiles
Movies
Music
Office
Software
Sports
Toys
Travel
Video Games
Search for:
in Electronics
Back to: Electronics
Featured Categories
MP3 Players
Personal CD Players
Personal Cassette Players
Personal Radios
Portable Electronics
MP3 and Digital Media Players
Apple
Archos
Creative Labs
View all brands...
GPS Devices
Outdoor
Marine
Automobile
View more ...
MP3 Accessories
GPS Accessories
Headphones
Sony
Philips
Sennheiser
View all brands...
Personal CD Players
Sony
Panasonic
Philips
View all brands...
Personal Radios
Roberts
Sony
View all brands...
Personal MiniDisc Players
Sony
Sharp
Aiwa
View all brands...
Portable Stereos
Philips
Sony
View all brands...
Headsets
Fold (800x600)
Personal Cassette Players
AM / FM Cassette Player
Cassette Player
View more ...
Voice Recorders
Philips
Sanyo
Sony
View all brands...
Handheld Televisions
sponsors
AOL Unlimited
Featured Resources
Maplin Summer Madness
www.maplin.co.uk
Gadgets and Gifts
www.directnetsales.com
Electronics Portable
New & used Products. eff Check out the deals now!
www.ebay.com
USB Store - Free Delivery
USB pens, hubs, readers, cables, enclosures, mice, PCI & adaptors
www.direct-usb-store.co.uk
Portable
Shop online for electronic products Compare Prices to find great deals.
www.compareprices.co.uk
5 Wide Google AFS Ads
home | about | jobs | site index
DealTime for Business | join our merchant program | advertise with us | merchant login
Shopping.com | DealTime USA | Epinions.com | International Settings
Copyright © 2000-2004 Shopping.com UK Ltd.

Google Confidential
European GSA Order Form v4.0 16 August 2004
Execution Copy - 30 November 2004

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT F

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT G

COMPETITIVE SERVICES/BLOCKED URLS

1)	*****
2)	*****
3)	*****
4)	*****
5)	*****
6)	*****
7)	*****
8)	*****
9)	*****
10)	*****
11)	*****
12)	*****
13)	*****
14)	*****
15)	*****
16)	*****
17)	*****
18)	*****
19)	*****
20)	*****
21)	*****
22)	*****
23)	*****
24)	*****
25)	*****
26)	*****
27)	*****
28)	*****
29)	*****
30)	*****
31)	*****
32)	*****
33)	*****
34)	*****
35)	*****
36)	*****
37)	*****
38)	*****
39)	*****
40)	*****
41)	*****
42)	*****
43)	*****
44)	*****

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

45)	*****
46)	*****
47)	*****
48)	*****
49)	*****
50)	*****
51)	*****
52)	*****
53)	*****
54)	*****
55)	*****
56)	*****
57)	*****
58)	*****
59)	*****
60)	*****
61)	*****
62)	*****
63)	*****
64)	*****
65)	*****
66)	*****
67)	*****
68)	*****
69)	*****
70)	*****
71)	*****
72)	*****
73)	*****
74)	*****
75)	*****
76)	*****
77)	*****
78)	*****
79)	*****
80)	*****
81)	*****
82)	*****
83)	*****
84)	*****
85)	*****
86)	*****
87)	*****
88)	*****
89)	*****

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

2

90)	*****
91)	*****
92)	*****
93)	*****
94)	*****
95)	*****
96)	*****
97)	*****
98)	*****
99)	*****
100)	*****
101)	*****
102)	*****
103)	*****
104)	*****
105)	*****
106)	*****
107)	*****
108)	*****
109)	*****
110)	*****
111)	*****
112)	*****
113)	*****
114)	*****
115)	*****
116)	*****
117)	*****
118)	*****
119)	*****
120)	*****
121)	*****
122)	*****
123)	*****
124)	*****
125)	*****
126)	*****
127)	*****
128)	*****
129)	*****
130)	*****

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

3

EXHIBIT H

SERVICE LEVEL AGREEMENT

Service Levels:

During the Services Term, Google will maintain the service level guidelines provided under this Exhibit F for the transmission of Queries within the U.S, provided that Customer does not unreasonably or disproportionately increase its Query processing volume through Google’s search engine that will result in a material increase in infrastructure cost for Google to support Customer and/or adversely affect Google’s ability to process search queries for other Google customers. In such an event, Google reserves the right to temporarily suspend providing the Services to Customer and the parties will work together with respect to increasing Customer’s Query processing capacity, if necessary and as mutually agreed upon by the parties. Furthermore, the provisions in this Exhibit F shall only apply provided that: (a) Customer correctly implements the technical specifications set forth in the Google Data Protocol; (b) Customer’s DNS client implementation correctly observes the DNS TTL values returned by Google’s DNS servers (i.e. if Customer’s DNS client does not cache values beyond the TTL time), and (c) Customer sends valid Queries to the host name provided to Customer by Google (e.g. XYZ.google.com) and Customer’s client implementation repeats the DNS lookups at least every 5 seconds in order to pick up any changes.

Google will provide ***** Service Availability over a rolling thirty-day period (excluding any network outages), as measured and monitored from Google’s facilities in Mountain View, California, U.S.A. For purposes of this Schedule, “Service Availability” is defined as the percentage of Valid Queries received by Google from Customer that are processed by Google’s search engine.

Server latency will not exceed an average of ***** over any 24-hour period. “Server Latency” is measured as the time period between (1) when Google’s search engine receives a Valid Query from Customer and (2) when Google’s search engine has processed such Valid Query. Server Latency does not include any time associated with transmission of the Query from the Customer to Google’s search engine or transmission of the applicable Results Set(s) from Google’s search engine to the Customer.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

EXHIBIT I

URLs forming part of the AdSense for Search Site

www.2020shops.dealtime.co.uk

www.askjeeves.dealtime.co.uk

www.btopenworld.dealtime.co.uk

www.channel5.dealtime.co.uk

www.ciao.dealtime.co.uk

www.computerarts.uk.shopping.com

www.digitalbamera.uk.shopping.com

www.dcviews.dealtime.co.uk

www.diaitalhome.uk.shopping.com

www.dooyoo.dealtime.co.uk

www.easyvalue.com

www.espotting.dealtime.co.uk

eyeconomy.dealtime.co.uk

www.find-uk.dealtime.co.uk

www.futurenet.dealtime.co.uk

www.gaydar.dealtinne.co.uk

wwvv.google.dealtime.co.uk

www.goto.dealtime.co.uk

www.guardian.dealtime.co.uk

www.info.dealtime.co.uk

www.itreviews.dealtime.co.uk

www.looksmart.dealtime.co.uk

www.loot.dealtime.co.uk

www.myvillaqe.dealtime.co.uk

myeweb.dealtime.co.uk

www.pcplus.uk.shoppinq.com

www.photobox.dealtime.co.uk

www.pricewatch.dealtime.co.uk

www.rainbow.dealtime.co.uk

www.splashdvd.dealtime.co.uk

www.startups.dealtime.co.uk

www51.dealtime.co.uk

www.t3.uk.shopping.com

www.theregister.dealtime.co.uk

www.dealtime.co.uk

www2.dealtime.co.uk

www.searchmesilly.uk.shoppinq.com

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

GOOGLE SERVICES AGREEMENT

This Google Services Agreement (“GSA”) is entered into by and between Google Inc., a company incorporated under the laws of Delaware whose principal place of business is at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”) and Shopping.com UK Limited (company no. 3983025) whose registered office is at Ground Floor, Greater London House, Hampstead Road, London NW1 7TZ (“Customer”).

This GSA shall be effective from the GSA Effective Date. Each Order Form shall be governed by this GSA and shall become effective on the Order Form Effective Date.

INTRODUCTION

(A)	Google supplies a range of search and advertising related services.

(B)	Google and Customer have agreed that Google will provide certain of these services to Customer.

(C)	The Services ordered by Customer are identified on one or more separately stated Order Forms.

(D)	This GSA together with the terms and conditions of any applicable Order Form(s) state the terms and conditions under which Google will supply and Customer may use the Services.

AGREED TERMS

1.	Definitions

1.1	In this GSA and any Order Form(s) the following words and phrases shall have the following meanings:

“Above-the-fold” means visible to any End User at a minimum resolution of 800 by 600 pixels without scrolling within a Site page as viewed through an Internet browser application considered among the top two (2) most widely used from time to time;

“Ad” means: (a) in the context of the AdSense for Content Services, a content targeted hyperlinked advertisement and (b) in the context of the Adsense for Search Services, a keyword targeted hyperlinked advertisement;

“Additional Costs” means *****;

“Additional Cost Notice” means written notice provided by Google to Customer notifying Customer that Google intends to begin subtracting Additional Costs in its calculation of Billed Ad Revenues within no less than ninety (90) days of the date of the Additional Cost Notice;

“AdSense for Content Set” means a set of one or more Ads provided by Google as part of the AdSense for Content Services in accordance with the applicable Agreement;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

“AdSense for Content Services” means the provision of content targeted hyperlinked advertisements in accordance with the applicable Agreement;

“AdSense for Content Site” means the property(ies) stated in the applicable Order Form or as otherwise agreed between the parties in writing from time to time;

“AdSense for Search Results Page” means any Site page which contains any AdSense for Search Result Set;

“AdSense for Search Set” means a set of one or more Ads provided by Google as part of the AdSense for Search Services in accordance with the applicable Agreement;

“AdSense for Search Services” means the provision of keyword targeted hyperlinked advertisements in accordance with the applicable Agreement;

“AdSense for Search Site” means the property(ies) stated in the applicable Order Form or as otherwise agreed between the parties in writing from time to time including the Co-Branded AdSense for Search Sites;

“Advertiser Page” means a web page which may be accessed by clicking on any portion of an Advertising Results Set;

“Advertising Results Set” means an AdSense for Content Set and/or an AdSense for Search Set (as applicable);

“Agreement” has the meaning stated in clause 2.4 of this GSA;

“Beta Features” means any features which are identified by Google as “Beta” or are otherwise unsupported under Google’s technical documentation from time to time;

“Billed Ad Revenues” means billed ad revenues from clicks on Advertising Results Sets delivered pursuant to the Agreement minus, subject to Section 4.1 of the Order Form, any Additional Costs;

“Brand Features” means the trade names, trademarks, service marks, logos, domain names and other distinctive brand features of each party as owned by such party from time to time;

“Co-Branded AdSense for Search Site” means the properties stated in the applicable Order Form or as otherwise agreed between the parties in writing from time to time which are powered by Customer but include Customer’s partners branding and shall never include Google Brand Features;

“Customer Content” means any editorial, text, graphic, audiovisual and other content that is served to End Users of the Site and that is not provided by Google;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

“Downloadable Application” means any instant messaging product, chat application, email client or application (including “alert software”), other communication interface, financial data or service application, file viewer or media player, game or contest program, internet navigation and search assistant program (including any web page version of such program), browser plug-in, or similar downloadable or internet accessible application;

“End Users” means individual human end users of the Site accessing the Site by non-automated means;

“Google Data Protocol(s)” means the Google data protocol(s) applicable to the Services being supplied by Google to Customer in accordance with the applicable Agreement as notified to Customer by Google prior to the Launch Date for those Services and any revised versions of such protocol(s) that may be notified to Customer by Google from time to time following such Launch Date;

“GSA Effective Date” means the later of the two signature dates at the foot of this GSA;

“Image Search Results Page” means any Site page which contains any Image Search Result(s);

“Image Search Result” means an image search result provided by Google to Customer as part of the Image Search Services in accordance with the applicable Agreement;

“Image Search Result Set” means a set of one or more image search results provided by Google to Customer as part of the Image Search Services in accordance with the applicable Agreement;

“Image Search Services” means the provision of image search results in accordance with the applicable Agreement;

“Image Search Site” means the property(ies) stated in the applicable Order Form or as otherwise agreed between the parties in writing from time to time;

“Initial Services Term” means the Initial Services Term as stated in the applicable Order Form;

“Intellectual Property Rights” means all copyright; moral rights; patent rights; trade or service marks; design right; semiconductor topography rights; rights in or relating to databases; rights in or relating to confidential information; rights in relation to domain names; privacy or publicity rights and any other intellectual property rights (registered or unregistered) throughout the world; including all rights of reversion and rights to any applications and pending registrations and the right to sue for and recover damages for past infringements;

“Invalidating Act” means any of the actions in clauses 5.1(h) and 5.1(i) of this GSA;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

“Launch Date” means the date on which Google notifies Customer in accordance with clause 3.5(b) that Customer may put its implementation of the applicable Services (as approved by Google) into live use;

“NDA” means the non disclosure agreement entered into by the parties the effective date of which is stated on the Order Form(s);

“Net AdSense for Content Revenues” means Billed Ad Revenues from Qualifying Ads minus *****;

“Net AdSense for Search Revenues” means Billed Ad Revenues from Qualifying Ads minus *****;

“Non-Qualifying Advertising Results” means (a) any fraudulent impressions of Advertising Results Sets generated by any person, bot, automated program or any similar device or clicks generated on any Advertising Results Sets through any Invalidating Acts or impressions or clicks which are generated or recorded in error, in each case as reasonably determined by Google; (b) impressions of Advertising Results Sets or clicks on Advertising Results Sets delivered to End Users through an implementation which is not initially approved by Google pursuant to the Agreement or which subsequently fails to meet Google’s technical requirements and specifications or is otherwise not in accordance with the Agreement; (c) Advertising Results Sets that consist of Google house ads for which Google does not receive any payment from the advertiser; (d) any impressions of Advertising Results Sets or clicks on Advertising Results Sets generated by tests carried out by Google from time to time;

“Order Form” means a fully executed Google order form which incorporates this GSA;

“Order Form Effective Date” means the effective date of the applicable Order Form as stated on that Order Form or, if no date is stated, the later of the two signature dates at the foot of that Order Form;

“Qualifying Ads” means Ads (excluding Non-Qualifying Advertising Results) displayed on the AdSense for Content Site or AdSense for Search Site (as applicable) in accordance with the applicable Agreement(s);

“Query” means a search query entered on the Site by an End User by way of a search box or other similar means implemented in accordance with the Agreement which is transmitted by Customer to Google in order to obtain Search Results;

“Referring Page” means a third party web page on which the full size version of an image the URL for the thumbnail version of which is provided as part of an Image Results Set appears;

“Request” means a request for an AdSense for Content Set generated by an End User accessing a web page on the AdSense for Content Site on which the Customer has

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

implemented the AdSense for Content Services in accordance with the applicable Google Data Protocol;

“Results Page” means an Image Search Results Page or WebSearch Results Page (as applicable);

“Search Result(s)” means any WebSearch Result(s) or Image Search Result(s) (as applicable);

“Search Result Set” means a WebSearch Results Set or an Image Search Results Set (as applicable);

“Search Services” means the WebSearch Services and/or the Image Search Services (as applicable);

“Services” means the AdSense for Search Services, AdSense for Content Services, WebSearch Services and/or Image Search Services (as applicable);

“Services Term” means the term stated in clause 2.5;

“Site” means the AdSense for Search Site, AdSense for Content Site, WebSearch Site and/or Image Search Site (as applicable).

“Valid Query” means a Query received by Google which (i) is from a list of approved internet protocol addresses provided to Goggle by Customer prior to implementation of any Services (as modified by Customer upon forty-eight (48) hours notice to Google via the online Google Search Administration Console located at: http://console.Qoogle.com, or such other URL as may be updated by Google from time to time; (ii) contains a unique alphanumeric code provided by Google; and (iii) is formatted by Customer in accordance with the applicable Google Data Protocol requirements;

“WebSearch Results Page” means any Site page which contains any WebSearch Result(s);

“WebSearch Result” means a web search result provided by Google to Customer as part of the WebSearch Services in accordance with the applicable Agreement;

“WebSearch Result Set” means a set of one or more (but no more than ten) web search results provided by Google to Customer as part of the WebSearch Services in accordance with the applicable Agreement;

“WebSearch Services” means the provision of Web search results in accordance with the applicable Agreement; and

“WebSearch Site” means the property(ies) stated in the applicable Order Form or as otherwise agreed between the parties in writing from time to time.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

1.2	The headings to the clauses of this GSA and any Order Forms are for ease of reference only and shall not affect the interpretation or construction of this GSA andlor any Agreement.

1.3	Reference to any statute or statutory provision includes a reference to that statute or statutory provision as from time to time amended, extended or re-enacted.

2.	Order Forms and Services Terms

2.1	This GSA contains general terms relating to the provision by Google from time to time of Services. Google shall provide such Services in accordance with this GSA as the parties shall agree from time to time.

2.2	Before Google provides any such Services, Google and Customer will in each case first agree in relation to such Services:

(a)	exactly what Services are to be supplied;

(b)	any other relevant details.

in each case all of this information will be included in an Order Form.

2.3	If any Order Form conflicts with the provisions of this GSA then the provisions of that Order Form will take precedence in relation to the Services to be supplied in accordance with that Order Form. In the event of conflicting Order Forms, any subsequent Order Form shall take precedence over any prior conflicting Order Form.

2.4	Each agreed Order Form will form a separate agreement (an “Agreement”) between Customer and Google on the terms contained in the Order Form and in this GSA. Each Agreement will be separately terminable by either party in accordance with clause 14.

2.5	For each Agreement entered into between Google and Customer, the term of such Agreement shall commence on the Order Form Effective Date and shall continue for the period of the applicable Initial Services Term and, if renewed in accordance with this clause, for the applicable renewal period, unless earlier terminated as provided in this GSA or the applicable Order Form. An Agreement may be renewed at the end of the applicable Initial Services Term only upon mutual written agreement of the parties. If an Agreement is not renewed, then it will automatically expire at the end of the applicable Initial Services Term.

3.	Services

3.1	General

(a)	Implementation of the Services on the Site is conditional upon the Site being wholly owned or operated exclusively by Customer on its servers. Customer may modify or add additional URLs to those comprising the Site with Google’s prior written consent.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(b)	Certain Services may include Beta Features. Beta Features are provided “as is” and any use of them shall be solely at Customer’s own risk. Google reserves the right, in its sole discretion, to include or cease providing Beta Features as part of any Services at any time.

3.2	Search Services (if ordered)

3.2.1	WebSearch Services (if ordered)

(a)	(Google shall, from the Launch Date:

(i)	for each Valid Query received by it, where available transmit to Customer a set of up to ***** WebSearch Results;

(ii)	if ‘Language Restrict’ is selected on the applicable Order Form, assist Customer in limiting WebSearch Results to web pages in the language(s) specified on the Order Form;

(iii)	if ‘Country Restrict’ is selected on the applicable Order Form, assist Customer in limiting WebSearch Results to web pages served from the country(ies) specified on the Order Form; and

(iv)	if ‘Safe Search’ is selected on the applicable Order Form, assist Customer in preventing English only language-based sexually explicit search results from appearing in WebSearch Results; and

(v)	within ***** of the end of each month during the Services Term, provide Customer with WebSearch Services usage reports in the form generally made available at that time or as otherwise may be provided online.

(b)	Customer acknowledges and agrees that Google does not commit that all WebSearch Results will be limited to the languages and/or countries specified or that all objectionable WebSearch Results will be prevented.

3.2.2	Image Search Services (if ordered)

(a)	Google shall, from the Launch Date:

(i)	for each Valid Query received by it, where available transmit to Customer a set of Image Search Results consisting of a thumbnail version of each image (if available) and the URL for each Referring Page;

(ii)	if ‘Safe Search’ is selected on the applicable Order Form, assist Customer in preventing sexually explicit images displayed on English only language-based web sites from appearing in Image Search Results;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(iii)	within ***** of the end of each month during the Services Term, provide Customer with Image Search Services usage reports in the form generally made available at that time or as otherwise may be provided online.

(b)	Customer acknowledges and agrees that Google does not commit that all objectionable Image Search Results will be prevented.

3.2.3	All Search Services (if ordered)

(a)	Customer shall, from the Launch Date:

(i)	send all Queries received by Customer from End Users (without editing, modifying or filtering such Queries individually or in the aggregate) to Google in accordance with the applicable Google Data Protocol and otherwise in compliance with the requirements stated in the Agreement for processing by Google;

(ii)	implement on the Site a search box which, provided this has been agreed in advance by Google, together with each Results Page shall conspicuously display a text and/or graphic module, in a form provided by Google from time to time, that unambiguously indicates that the Search Results are provided by Google;

(iii)	display the Search Results on the applicable Site;

(iv)	ensure that its implementation of the Search Services, including but not limited to each Results Page, conforms with Google’s brand treatment guidelines in effect from time to time, which are located at http://console.google.com (or such other URL as may be updated by Google from time to time); and

(v)	ensure that each Results Page is in all material respects in the form set out in the applicable Exhibit(s) to the applicable Order Form, unless otherwise agreed in writing between the parties.

(b)	In the event that Customer uses any Search Results in a manner inconsistent with this clause 3.2, Google shall have the right to suspend Customer’s right to use the relevant Search Services (or any part of them) with immediate effect until such time as, in Google’s reasonable opinion, Customer has taken all necessary steps to rectify such inconsistent use.

3.2.4	Image Search Services (if ordered)

In addition to the obligations set out in clause 3.2.3, Customer shall, from the Launch Date take reasonable steps to minimise any legal risks, including but not limited to:

(a)	ensuring that each Image Search Results Page is similar to the image search results page used by Google on its own web site;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(b)	either (i) linking only to the Referring Page if the image is selected by an End User (but not displaying the image separately from the Referring Page at a size larger than the thumbnail) or (ii) always displaying the Referring Page with the image (and not solely the image), as Google does on its own web site, if the image is selected by an End User; and

(c)	not displaying any advertising on any Image Search Results Page and/or in connection with any Referring Page.

3.3	AdSense for Search (if ordered)

(a)	Google shall, from the Launch Date:

(i)	for each Valid Query (excluding any Queries relating to Image Search Services) received by it, where available provide to Customer an Adsense for Search Set comprising at least the minimum number of Ads stated in the applicable Order Form for display on the AdSense for Search Site;

(ii)	if ‘AdSafe’ is selected on the applicable Order Form, assist Customer in preventing English only language-based sexually explicit advertising from appearing in AdSense for Search Set(s). Customer acknowledges and agrees that Google does not commit that all objectionable Ads will be prevented; and

(iii)	within ***** of the end of each calendar month during the Services Term, provide Customer with AdSense for Search revenue reports in the form generally made available at that time or as otherwise may be provided online.

(b)	Customer shall, from the Launch Date:

(i)	for any and all Queries (excluding any Queries relating to Image Search Services) received by Customer from End Users, (without editing, modifying or filtering such Queries individually or in the aggregate) send such Queries to Google in accordance with the applicable Google Data Protocol.;

(ii)	request from Google no fewer than the minimum number of Ads per AdSense for Search Results Page stated in the applicable Order Form;

(iii)	ensure that all requests for AdSense for Search Sets sent by Customer to Google shall include End User IP address and user agent information to allow Google to better target advertisements and assist in preventing spam, automated Queries and other fraudulent activities;

(iv)	ensure that no AdSense for Search Sets requests sent by Customer to Google contain information that is or may be personally identifiable;

(v)	display each AdSense for Search Set to End Users on the relevant Site page and ensure that each Site page containing any AdSense for Search Set(s) shall conform to the specifications stated in the applicable Order Form;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(vi)	ensure that each Site page containing any AdSense for Search Set(s) conforms to Google’s brand treatment guidelines in effect from time to time which are located at http://console.000cile.com, or such other URL as may be updated by Google from time to time;

(vii)	ensure that its implementation of the AdSense for Search Services is in all material respects in the form set out in the applicable Exhibit(s) to the applicable Order Form, unless otherwise agreed in writing between the parties;

(viii)	unambiguously mark each AdSense for Search Set as “Sponsored Links” or other equivalent designation indicating that the Ad(s) contained in the AdSense for Search Set are linked advertisements, and distinct from search results;

not hinder, truncate or obstruct in any way the display of the full text of any Ad as provided by Google (including without limitation through the use of pop-ups, popunders or similar graphical units).

(c)	Customer shall:

(i)	not set up, configure or implement the Site(s) or any successor Sites in such a way that they include any search services (other than Image Search Services) which allow End Users to submit search queries via the Site(s) which are not Queries and/or which are otherwise not, or are unable to be, sent to Google by the applicable Google Data Protocol so as to generate a request for an AdSense for Search Set in accordance with the applicable Agreement; and

(ii)	implement the AdSense for Search Services in such a way that all search queries (other than in relation to Image Search Services) submitted by End Users via the Site(s) are sent to Google by the applicable Google Data Protocol so as to generate a request for AdSense for Search Set in accordance with the Agreement.

3.4	AdSense for Content (if ordered)

(a)	Google shall, from the Launch Date:

(i)	for each Request received by it in accordance with the applicable Google Data Protocol, where available provide an AdSense for Content Set to Customer for display on the AdSense for Content Site;

(ii)	if ‘AdSafe’ is selected on the applicable Order Form, assist Customer in preventing English only language-based sexually explicit advertising from appearing in AdSense for Content Set(s). Customer acknowledges and agrees that Google does not commit that all objectionable Ads will be prevented; and

(iii)	within ***** of the end of each month after the Launch Date during the Services Term, provide Customer with AdSense for Content revenue reports in the form generally made available at that time or as otherwise may be provided online.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(b)	Customer shall, from the Launch Date:

(i)	ensure that the AdSense for Content Services are implemented on the AdSense for Content Site in accordance with the applicable Google Data Protocol and Google’s technical requirements and specifications as notified to Customer from time to time so that each time an End User accesses a web page on the AdSense for Content Site this will generate a Request to Google;

(ii)	ensure that each AdSense for Content Set conforms to the specifications stated in the applicable Order Form and that its implementation of the AdSense for Content Services is in all material respects in the form set out in the applicable Exhibit(s) to the applicable Order Form, unless otherwise agreed in writing between the parties.

(c)	Customer shall not:

(i)	display more than ***** AdSense for Content Set per web page on the AdSense for Content Site, unless agreed in writing in advance by Google;

(ii)	edit, modify or disable its AdSense for Content Services implementation (or any portion thereof) at any time;

(iii)	minimise, edit or remove any AdSense for Content Set(s) or any Ad(s) contained in such AdSense for Content Set(s) from display unless approved in writing in advance by Google; or

(iv)	hinder, truncate or obstruct in any way the display of the full text of any Ad as provided by Google (including without limitation through the use of pop-ups, popunders or similar graphical units);

(d)	Customer shall keep Google informed of all planned material changes to the design and content of the AdSense for Content Site and as early in the process as is feasible identify to Google any additional advertising inventory in any newly created area of the AdSense for Content Site. Customer and Google shall cooperate in identifying those portions, if any, of the additional inventory on which Customer would seek to implement AdSense for Content Services.

3.5	Implementation of Services

(a)	For each Agreement, the parties will each use their reasonable endeavours to assist each other in implementation of the Services on the Site and to ensure that the Launch Date is reached in an estimated time frame of ***** from the Order Form Effective Date or such other longer time frame as agreed between the parties in writing. Customer acknowledges that in order for such estimated time frame to be met Customer will have to ensure that it complies with all Google’s technical requirements in relation to such implementation.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(b)	For each Agreement, once Google’s technical and account management personnel are satisfied that Customer has properly implemented the Services on the Site in accordance with Google’s technical and, subject to clause 5 of the applicable Order Form, branding requirements and otherwise in accordance with the Agreement and have approved the implementation (such approval not to be unreasonably withheld or delayed), then Google will notify Customer that it may put its implementation of the Services (as approved by Google) into live use. This notification will be by way of e-mail or such other means as Google shalt reasonably decide. Customer will not put its implementation of the Services into live use until it has received this notification from Google.

(c)	Google grants to Customer a non-exclusive and non-sublicensable licence during the applicable Services Term to use the applicable Google Data Protocol(s) as supplied to Customer by Google solely for the purpose of implementing the applicable Services and transmitting Queries and other required information to Google in accordance with Google’s technical requirements as notified to Customer from time to time.

(d)	Unless otherwise agreed between the parties in writing, Customer’s implementation of the applicable Services shall be in all material respects in the form set out in the applicable Exhibit(s) to the applicable Order Form(s). Customer will not make any material changes to the implementation of the Services without Google’s prior written agreement. Material changes to the implementation will include (but not be limited to) any changes in relation to the display of AdSense for Search Sets or AdSense for Content Sets such as changes to the format (including colour or font) in which these are displayed, their placement on the Site, the extent to which they are clickable and/or any changes in the usage of any Google Brand Features or other attribution or similar wording.

(e)	Customer shall ensure that all Services are implemented in accordance with the applicable Google Data Protocol(s) and in accordance with Google’s technical requirements for such Services as notified to Customer from time to time. Once the Services have been implemented, Customer will not make any changes which might affect the implementation of the Services on the Site (including but not limited to, where applicable, altering its advertising serving system) without providing ***** prior written notice to Google.

(f)	Google shall have the right to modify any Google Data Protocol(s) and/or technical specifications at any time in its sole reasonable discretion. Where applicable, Customer shall implement such modifications no later than ***** after receipt thereof.

(g)	For each Agreement, during the applicable Services Term, the parties shall meet (or, if agreed, hold a conference call) at such times and dates as agreed from time to time to discuss service performance and financial performance and how these might be optimised.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

4.	Support Services

For each Agreement, Google shall provide technical support services to Customer during the applicable Services Term in accordance with Google’s support guidelines in effect from time to time. Prior to making any support request to Google, Customer shall first use its best endeavours to fix any error, bug, malfunction, or network connectivity defect on its own without any escalation to Google. Thereafter, the `Technical Contact’ indicated on the applicable Order Form may submit a request for support via email to the applicable Google alias stated below, or such other email address that Google may provide with advance notice from time to time. Customer shall provide support services to End Users at its own expense. Google shall not be responsible for providing any End User support services.

? ***** (for WebSearch Services and/or Image Search Services requests)

? ***** (for AdSense for Search requests)

? ***** (for AdSense for Content requests)

5.	Customer’s Obligations

5.1	Customer shall not, and shall not allow any third party to:

(a)	edit, modify, truncate, filter or change the information contained in any Search Results and/or Advertising Results Set (or the order of it) without Google’s prior written consent, including, but not limited to commingling Search Results and/or Advertising Results Sets with non-Google provided search results or advertising;

(b)	frame:

(i)	any Site page containing any Advertising Results Set and/or any Search Results;

(ii)	any Advertiser Page; and/or

(iii)	any Search Results;

(c)	redirect an End User away from the Advertiser Page, provide a version of the Advertiser Page different from the page an End User would access by going directly to the Advertiser Page or intersperse any content between an Advertising Results Set and any Advertiser Page;

(d)	display any Search Results and/or Advertising Results Sets to any third parties other than End Users;

(e)	enter into any arrangement or agreement under which *****, except that nothing in this paragraph shall prohibit Customer from *****, the *****, or any other Google related information whatsoever;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(f)	display any Search Results and/or Advertising Results Sets in pop-up, pop-under, exit windows, expanding buttons, or animation or other similar methods;

(g)	minimise or remove the full and complete display of any Site page which includes any Search Results and/or Advertising Results Sets and/or Ads, and the corresponding web pages and/or Advertiser Pages accessed by clicking on any portions thereof or inhibit the full and complete display of any Search Results and/or Advertising Results Sets and/or Ads and the corresponding web pages and/or Advertiser Pages accessed by clicking on any portions thereof;

(h)	directly or indirectly generate clicks on Advertising Results Sets through any automated, deceptive or fraudulent means (including, but not limited to, click spam, robots, macro programs, and internet agents);

(i)	encourage or require End Users or other persons, either with or without their knowledge, to click on Advertising Results Sets through offering incentives or any other methods that are manipulative, deceptive, malicious or fraudulent; or

(j)	provide End Users with access to any Search Results andlor Advertising Results Sets through any Downloadable Application or otherwise provide End Users with access to any Search Results and/or Advertising Results Sets other than by displaying such Search Results and/or Advertising Results Sets on a page on the Site in accordance with the applicable Agreement(s).

5.2	Customer shall ensure that the Site does not contain any pornographic, hate-related, violent or otherwise offensive content or contain any other material, products or services that violate or encourage conduct that would violate any criminal laws, any other applicable laws, or any third party rights.

5.3	Customer shall not, and shall not allow any third party to:

(a)	modify, adapt, translate, prepare derivative works from or decompile, reverse engineer, disassemble or otherwise attempt to derive source code from (except to the extent allowed by law) any Services, the Google Data Protocol(s), or any other Google technology, content, data, routines, algorithms, methods, ideas design, user interface techniques, software, materials and/or documentation;

(b)	remove, deface, obscure, or alter Google’s copyright notice, trademarks or other proprietary rights notices affixed to or provided or displayed as part of any Services, the Google Data Protocol(s), or any other Google technology, software, materials and/or documentation;

(c)	“crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including, but not limited to, Search Results and/or Advertising Results, or any part, copy or derivative thereof);

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(d)	transfer, sell, lease, syndicate, sub-syndicate, lend, or use for co-branding, timesharing, service bureau or other unauthorised purposes any Services or access thereto (including, but not limited to Search Results and/or Advertising Results Sets, or any part, copy or derivative thereof);

(e)	directly or indirectly access, launch and/or activate the Services through or from any software application or means other than the Site;

(f)	engage in any action or practice that in Google’s reasonable opinion reflects poorly on Google or otherwise disparages or devalues Google’s reputation or goodwill; or

(g)	create or attempt to create a substitute service or product through use of any of the Services or proprietary information related to them.

5.4	Customer shall not place anything on the Site that in any way implies that Google is responsible for the contents of any Search Results or Advertising Results Sets provided by it or for any web sites accessed via such Search Results or Advertising Results Sets.

5.5	Customer shall be responsible for any use of or access to the Services which is not in compliance with the terms of the Agreement or not otherwise approved by Google, and Customer shall monitor and disable any such access or use (including, but not limited to, by bots, spammers or any third party sites). Furthermore, at all times during the Services Term, Google reserves final approval authority with respect to the *****, and in the event Google disapproves of such *****, Google shall have the right, upon written notice to Customer, to ***** until such time as Customer ***** as reasonably required and determined by Google.

5.6	Google may send uncompensated test Queries to or make uncompensated clicks on any Advertising Results Sets displayed on the Site at any time to verify Customer’s compliance with any requirements contained in the applicable Agreement(s).

6.	Exclusivity

For each Agreement Customer agrees that during the applicable Services Term Customer shall not implement on the applicable Site ***** under the Agreement or which are *****. This includes ***** (or any of their respective subsidiaries or holding companies or any subsidiaries of their respective holding companies (in each case as defined in s736 of the Companies Act 1989)) which are *****.

7.	Intellectual Property Rights

7.1	Google shall own all right, title and interest, including without limitation all Intellectual Property Rights, relating to the Services (and any derivative works or enhancements thereof), including but not limited to, all software, technology, information, content, materials, guidelines, documentation, and the Google Data Protocol(s). Customer shall

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

not acquire any right, title, or interest therein, except for the limited use rights expressly set forth in the Agreement. Any rights not expressly granted herein are deemed withheld.

7.2	Customer, its licensors, or other applicable third party providers shall own all Intellectual Property Rights in and to Customer Content. Google shall not acquire any right, title or interest in or to Customer Content, except as provided in this GSA and/or any applicable Order Form.

8.	Trade mark licence

8.1	Each party shall own all right, title and interest, including without limitation all Intellectual Property Rights, relating to its Brand Features.

8.2	For each Agreement Google hereby grants to Customer a non-exclusive and non-sublicensable licence during the applicable Services Term to display the Google name and logo and such other of the Google Brand Features as expressly authorised by Google in the applicable Agreement on the applicable Site solely for the purposes of fulfilling Customer’s obligations to Google as stated in the applicable Agreement and provided that all such use by Customer is in accordance with the agreed implementation of the Site as set out in the applicable Order Form (or as varied by agreement in writing between the parties from time to time) and Google’s reasonable instructions from time to time. Furthermore, Customer agrees to adhere to Google’s then current Brand Feature use guidelines, and any content contained or referenced therein, which may be found at the following URL: http://www.google.com/permissions/guidelines.html (or such other URL Google may provide from time to time).

8.3	Customer hereby grants to Google a non-exclusive and non-sublicensable licence during the term of this GSA to include Customer’s name and logo in presentations, marketing materials, customer lists and web site listings of customers.

8.4	Except as stated in this GSA and/or any applicable Order Forms, neither party acquires any right, title or interest in or to the other party’s Brand Features. All use by Google of Customer Brand Features (including any goodwill associated therewith) shall inure to the benefit of Customer and all use by Customer of Google Brand Features (including any goodwill associated therewith) shall inure to the benefit of Google. No party shall challenge or assist others to challenge the Brand Features of the other party (except to protect such party’s rights with respect to its own Brand Features) or the registration thereof by the other party, nor shall either party attempt to register any Brand Features or domain names that are confusingly similar to those of the other party.

9.	Payment

The fees and payment terms for all Services shall be as set out in this clause 9 unless expressly stated otherwise in the applicable Order Form.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

9.1	Search Services (if ordered)

(a)	Customer shall pay to Google on the Order Form Effective Date:

(i)	the non-refundable annual service and support fee (if any) stated on the applicable Order Form; and

(ii)	the first payment of the monthly search fee minimum payment (if any) stated on the applicable Order Form.

(b)	Customer shall pay all other WebSearch fees and/or Image Search fees stated on the applicable Order Form to Google within ***** of the date of invoice.

(c)	The number of sets of Search Results transmitted to Customer as reported by Google shall be the number used in calculating payments owed to Google under the applicable Agreement.

(d)	Google shall invoice Customer for all Search Services by the last day of the calendar month following the calendar month during which such Search Services are rendered.

(e)	Google shall have the right to charge interest at the rate of *****% per annum above the base rate of ***** from time to time, from the due date until the date of actual payment, whether before or after judgment, on any fee for Search Services which is overdue.

9.2	AdSense for Search Services (if ordered)

Google shall pay to Customer by the ***** in which the AdSense for Search Sets were displayed, the percentage of Net AdSense for Search Revenues stated in the applicable Order Form for clicks on Qualifying Ads.

9.3	AdSense for Content Services (if ordered)

Google shall pay to Customer by the ***** in which the AdSense for Content Sets were displayed, the percentage of Net AdSense for Content Revenues stated in the applicable Order Form for clicks on Qualifying Ads.

9.4	All AdSense Services (if ordered)

(a)	Google shall not be liable for payment for or in relation to any Non-Qualifying Advertising Results.

(b)	The number of clicks on Advertising Results Sets as reported by Google shall be the number used in calculating payments owed to Customer under the applicable Agreement.

(c)	Customer shall have the right to charge interest at the rate of *****% per annum above the base rate of ***** from time to time, from the due date until the date of actual payment, whether before or after judgment, on any payments to be made by Google to Customer in relation to the AdSense for Search Services or AdSense for Content Services

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(as applicable) which are overdue, provided that Customer shall not have the right to charge interest on any amounts set off by Google in accordance with clause 9.5(h).

9.5	All Services

(a)	All payments under this GSA and/or any Agreement(s) are exclusive of taxes imposed by any governmental entity. Customer shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to the transactions for Services provided by Google under any Agreement, including penalties and interest, but specifically excluding taxes based upon Google’s net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Customer “*****” from the date of invoice or other notification. Customer shall promptly provide Google with such documentation as may be required by the applicable taxation and other authorities in order for Google to process payments hereunder, including, without limitation (i) original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made by Customer pursuant to the applicable Agreement or (ii) a valid certificate of Customer’s exemption from obligation to pay such taxes as authorized by the appropriate taxing authority; and Google may withhold any payments required to be made hereunder until Customer has provided such documentation.

(b)	Google’s obligation to pay Customer shall commence on the Launch Date.

(c)	All payments due to Google or to Customer shall be in the currency specified in the applicable Order Form.

(d)	If paid in US dollars, payments to Google shall be made by telegraphic transfer to:

*****	ABA# *****/SWIFT: *****	Account # *****

Palo Alto, California USA	Google, Inc.	Federal Tax I.D. # *****

(e)	If paid in Euros, payments to Google shall be made by telegraphic transfer to:

Bank: *****

SWIFT: *****

Accnt #: *****	Accnt Name: *****

Reference: for further credit Google, Inc.

(f)	Payments to Customer (if by telegraphic transfer) shall be made to the account specified in the applicable Order Form. Customer acknowledges that Google may, at its option, set off any payment obligations to Customer it may incur under any Agreement against any fees owed and not yet paid by Customer under that Agreement and/or any other

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

Agreement(s) and/or any other agreements between Google and Customer, in addition to any other rights and remedies Google may have.

10.	Warranties

10.1	Each party warrants to the other that it has full power and authority to enter into this GSA and any applicable Agreement(s).

10.2	Google warrants to Customer that it will provide the Services with reasonable care and skill.

10.3	Customer warrants to Google that:

(a)	it shall only use information provided by Google (including Search Results and/or Advertising Results Sets) in a manner that complies with applicable laws; and

(b)	it will use reasonable care and skill in complying with its obligations under this GSA and any Agreement(s).

10.4	Google does not warrant that the Services (or any of them) will meet all of Customer’s requirements or that performance of the Services (or any of them) will be uninterrupted, virus-free, secure or error-free.

10.5	No conditions, warranties or other terms apply to any Services or to any other goods or services supplied by Google under this GSA and/or any Agreement(s) except to the extent that they are expressly set out in this GSA and/or the applicable Agreement(s). Subject to clause 12.1, no implied conditions, warranties or other terms apply (including any implied terms as to satisfactory quality, fitness for purpose or conformance with description).

10.6	Google will not be liable for any breach of warranty under this GSA or any Agreement(s) to the extent that the breach of warranty concerned results from a failure by Customer to fulfil its obligations under this GSA or any Agreement(s).

11.	Indemnities

11.1	Google shall defend, or at its option settle, any court proceedings brought by a third party against Customer based upon a claim that the *****.

11.2	In no event shall Google have any obligations or liability under this clause 11 arising from:

(a)	use of any Beta Features;

(b)	use of the Image Search Services;

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(c)	use of the Services or Google Brand Features in a modified form or in combination with materials not furnished by Google, or

(d)	any content, information or data provided to Google by Customer, End Users or any other third parties.

11.3	Google, in its sole and reasonable discretion, reserves the right to terminate Customer’s continued use of any Services or Google Brand Features which are alleged or believed by Google to infringe.

11.4	Customer shall defend, or at its option settle, any court proceedings brought against Google by a third party based upon:

(a)	a claim that the *****;

(b)	Google’s use of any Customer Content in compliance with this GSA and/or the applicable Agreement(s); and/or

(c)	Customer’s use of the Services in any manner inconsistent with or in breach of this GSA and/or any applicable Agreement(s).

11.5	Indemnification under this clause 11 shall be limited to payment by the indemnifying party of all damages and costs finally awarded for such claim, or settlement costs approved in writing by the indemnifying party.

11.6	The indemnification obligations under this clause 11 shall exist only if the party seeking indemnified party:

(a)	promptly notifies the indemnifying party of such claim;

(b)	provides the indemnifying party with reasonable information, assistance and cooperation in defending the lawsuit or proceeding; and

(c)	gives the indemnifying party full control and sole authority over the defence and settlement of such claim. The indemnified party may appoint its own supervising counsel of its choice at its own expense.

11.7	The indemnifying party shall only reimburse the indemnified party for expenses incurred by the indemnified party with the indemnifying party’s prior written approval.

11.8	This clause 11 states the parties’ entire liability and exclusive remedy with respect to infringement of a third party’s Intellectual Property rights.

12.	Limitation of Liability

12.1	Nothing in this GSA or any Agreement shall exclude or limit either party’s liability for:

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(a)	death or personal injury resulting from the negligence of either party or their servants, agents or employees;

(b)	fraud or fraudulent misrepresentation;

(c)	breach of any implied condition as to title or quiet enjoyment;

(d)	misuse of confidential information.

12.2	Save to the extent that this GSA or any Agreement expressly states otherwise, nothing in this GSA or any Agreement shall exclude or limit either party’s liability for breach of clause 6 (Exclusivity), breach of clause 11 (Indemnities) or infringement of the other party’s Intellectual Property Rights or Customer’s liability for breach of the licence to use the applicable Google Data Protocol(s) granted to it by Google under clause 3.5(c).

12.3	Subject to clauses 12.1 and 12.2, neither party shall be liable in contract, tort (including, without limitation, negligence), pre-contract or other representations (other than fraudulent misrepresentation) or otherwise arising out of or in connection with this GSA and/or any Agreement for:

(a)	any economic losses (including, without limitation, loss of revenues, profits, contracts, data, business, anticipated savings or cost of substitute services);

(b)	any loss of goodwill or reputation; or

(c)	any special, indirect or consequential losses;

in any case, whether or not such losses were within the contemplation of the parties at the date of this GSA and/or the applicable Agreement, suffered or incurred by that party arising out of or in connection with the provisions of, or any matter under, this GSA and/or the applicable Agreement.

12.4	Subject to clauses 12.1, 12.2 and 12.3, each party’s total liability in relation to all events or series of connected events occurring in any given calendar year arising from or in connection with any particular Agreement and in relation to anything which the party concerned may have done or not done in connection with such Agreement (and whether the liability arises because of breach of contract, negligence or for any other reason) shall be limited to:

(a)	in the case of Google, *****% of the total amount of:

(i)	fees relating to Search Services paid or payable by Customer to Google under the applicable Agreement for the year concerned; plus

(ii)	Net AdSense Revenues accrued in relation to the applicable Agreement for the year concerned minus the percentage of such Net AdSense

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

Revenues paid or payable by Google to Customer under the applicable Agreement; or

(b)	in the case of Customer, *****% of the total amount of Net AdSense Revenues paid or payable by Google to Customer under the applicable Agreement for the year concerned.

12.5	Subject to clauses 12.1, 12.2 and 12.3, each party’s total aggregate liability arising from or in connection with any particular Agreement and in relation to anything which the party concerned may have done or not done in connection with such Agreement (and whether the liability arises because of breach of contract, negligence or for any other reason) shall be limited to:

(a)	in the case of Google, *****% of the total amount of:

(i)	fees relating to Search Services paid or payable by Customer to Google under the applicable Agreement; plus

(ii)	Net AdSense Revenues accrued in relation to the applicable Agreement concerned minus the percentage of such Net AdSense Revenues paid or payable by Google to Customer under the applicable Agreement; or

(b)	in the case of Customer, *****% of the total amount of Net AdSense Revenues paid or payable by Google to Customer under the applicable Agreement.

13.	Confidentiality

Disclosure of confidential and/or proprietary information pursuant to this GSA and/or any Agreement (including the existence and content of this GSA and/or any Agreement) shall be governed by the NDA which is hereby incorporated into this GSA and each Agreement by reference.

14.	Term and Termination

14.1	This GSA shall commence’ on the GSA Effective Date and remain in force until it terminates or expires in accordance with its terms.

14.2	Either party may suspend performance and/or terminate any Agreement, in whole or in part, with immediate effect, if the other party:

(a)	is in material breach of the Agreement where the breach is incapable of remedy; or

(b)	is in material breach of the Agreement where the breach is capable of remedy and fails to remedy that breach within thirty days after receiving written notice of such breach.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

14.3	Either party may suspend performance and/or terminate this GSA (and all Agreements entered into in accordance with it) with immediate effect, if:

(a)	a meeting of creditors of the other party is held or an arrangement or composition with or for the benefit of its creditors (including a voluntary arrangement as defined in the Insolvency Act 1986) is proposed by or in relation to the other party;

(b)	a chargeholder, receiver, administrative receiver or other similar person takes possession of or is appointed over or any distress, execution or other process is levied or enforced (and is not discharged within seven days) on the whole or a material part of the assets of the other party;

(c)	the other party ceases to carry on business or is deemed to be unable to pay its debts within the meaning of section 123 Insolvency Act 1986;

(d)	the other party or its directors or the holder of a qualifying floating charge gives notice of their intention to appoint, or makes an application to the court for the appointment of, an administrator;

(e)	a petition is presented (and is not discharged within 28 days) or a resolution is passed or an order is made for the administration or the winding-up, bankruptcy or dissolution of the other party; or

(f)	an event analogous to any of the above happens to the other party in any jurisdiction in which it is incorporated or resident or in which it carries on business or has assets.

14.4	Google may terminate this GSA (and all Agreements entered into in accordance with it) immediately upon written notice if:

(a)	Customer breaches clauses 5 (Customer’s Obligations), 3.5 (Implementation of Services), clause 8 (Trade Mark Licence), or clause 13 (Confidentiality); or

(b)	there is a Change in Control of Customer or Customer disposes of a substantial part of its assets. In this clause the term “Control” shall mean the possession by any person(s) or nominee(s) directly or indirectly of the power to direct or cause the direction of another person and “Change of Control” is to be construed accordingly.

14.5	Upon the expiration or termination of this GSA for any reason:

(a)	all rights and licenses granted by each party shall cease immediately; and

(b)	each party shall (at the other party’s option) promptly return to the other party, or destroy and certify the destruction of, .all Confidential Information of the other party.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

14.6	The termination or expiration of an individual Agreement shall not have the effect of terminating any other Agreement or this GSA unless expressly agreed to by the parties in writing. If an Agreement (but not this GSA) terminates or expires, all rights and licences granted by Google to Customer relating to the applicable Services and all other rights and licences granted by Google to Customer in relation to the applicable Services as stated in such Agreement, if any, shall cease immediately. Termination or expiration of all Agreements shall result in the expiration of this GSA on the same date on which the last Agreement terminates or expires.

14.7	Termination or expiration of this GSA or any Agreement, in part or in whole, shall not limit either party from pursuing other remedies available to it, nor shall either party be relieved of any obligation to pay fees that have accrued or are otherwise owed under any Agreement.

15.	General

15.1	Any notices required to be given under this GSA and/or any Agreement shall be in English and in writing and:

(a)	if to Customer, sent to the address/fax number identified on the applicable Order Form;

(b)	if to Google, marked for the attention of the Google Legal Department and sent to the following address/fax number:

Address:	Google, The Courtyard, 12 Sutton Row, London W1V 5FH

Fax number:	+44 (0)20 7031 3001; or

(c)	in either case, sent to such other address/fax number as either party may designate from time to time in accordance with this clause.

Notices shall be deemed to have been duly served if hand delivered; sent by facsimile (with the original forwarded by first class post or special delivery); by special delivery within the United Kingdom and outside the United Kingdom by recorded airmail post; in each case correctly addressed in accordance with this clause. Any notice pursuant to this clause shall be deemed to have been served:

(a)	if hand delivered at the time of delivery by posting through the letter box of the correct addressee in accordance with this clause;

(b)	if sent by facsimile one hour after transmission during business hours at its destination or 24 hours after transmission if not within business hours but in each case subject to proof by the sender that it holds an acknowledgement confirming receipt of the transmitted notice in readable form; and

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

(c)	if sent by post 48 hours after posting (excluding Sundays or any applicable bank or public holidays in the country of posting) if posted to an address within the country of posting and seven days after posting (excluding Sundays or any applicable bank or public holidays in the country of posting) if posted to an address outside the country of posting.

15.2	Customer shall not assign or otherwise transfer its rights or delegate its obligations under this GSA and/or any Agreement(s), in whole or in part, without the prior written consent of Google.

15.3	Google may sub-contract or assign or transfer any of its obligations or rights under this GSA and/or any Agreement(s) in whole or in part at its sole discretion.

15.4	Nothing in this GSA or any Order Form(s) shall create or confer any rights or other benefits whether pursuant to the Contracts (Rights of Third Parties) Act 1999 or otherwise in favour of any person other than the parties to this GSA and the Order Form(s), except that this clause shall not operate so as to restrict or limit the rights of any lawful assignee under this GSA or any Agreement to exercise the rights and benefits conferred on him by his assignor.

15.5	Nothing in this GSA or any Order Form shall be construed as creating a partnership or joint venture of any kind between the parties or as constituting either party as the agent of the other party for any purpose whatsoever and neither party shall have the authority or power to bind the other party or to contract in the name of or create a liability against the other party in any way or for any purpose.

15.6	Neither party shall be liable for failure to perform or delay in performing any obligation under this GSA and/or any Agreement(s) if the failure or delay is caused by any circumstances beyond its reasonable control, including but not limited to acts of god, war, terrorism, civil commotion, acts of government, court order, changes to any applicable laws, internet or telecommunications disturbances, industrial dispute or any failure or delay by the other party to fulfil its obligations under this GSA and/or any Agreement(s). If such delay or failure continues for at least 30 days, the party not subject to the force majeure shall be entitled to terminate the applicable Agreement(s) or, at that party’s discretion, this GSA and all Agreements by notice in writing to the other with immediate effect.

15.7	Google reserves the right to suspend or terminate the provision of any Services or parts of any Services or to vary any Services or parts of Services and/or the manner in which these are provided at any time in order to comply with any applicable law.

15.8	The failure to exercise or delay in exercising a right or remedy under this GSA and/or any Agreement shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this GSA and/or any Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy. The rights and remedies contained in this GSA and any Agreement(s) are cumulative and not exclusive of any rights or remedies provided by law.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

15.9	The invalidity, illegality or unenforceability of any provision of this GSA and/or any Order Form shall not affect or impact the continuation in force of the remainder of this GSA or the applicable Order Form.

15.10	Subject to clause 12.1, this GSA and any Order Form(s) represent the entire terms agreed between the parties in relation to their subject matter and supersedes all previous contracts or arrangements or any kind between the parties relating to their subject matter. This GSA and any Order Form(s) may be executed in counterparts, including facsimile counterparts.

15.11	Where this GSA and/or any Order Form(s) refer to agreements or approvals to be in writing, at Google’s sole discretion, this may (where appropriate) include e-mail.

15.12	This GSA and any Order Form(s) shall be governed by and construed in accordance with English law and the parties hereby submit to the exclusive jurisdiction of the English courts in respect of any dispute or matter arising out of or connected with this GSA and/or any Order Form(s). If this GSA or any Order Form is translated into any other language and if there is a discrepancy in interpretation between the English text and the text of such other language, the English text will govern.

Signed by the parties on the dates shown below.

Google:		Customer: Shopping.com UK Limited

By:	/s/ Joan Braddi	By:	/s/ Ehud Furman
Print Name:	Joan Braddi	Print Name:	Ehud Furman
Title:	VP, Search Services	Title:	MD, Shopping.com Europe
Date:	12.7.04	Date:	1/12/04

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.